SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): March 23, 2001
                                                       (March 22, 2001)


                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                       39040                    13-4022871
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(State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)


223 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania                                   19317
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(Address of principal executive offices)                  (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)






Item 5.     Other Events.

            On March 22, 2001, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

            Not applicable.

(b)   Pro Forma Financial Information.

            Not applicable.

(c)   Exhibits.

Exhibit Number    Description
--------------    -----------

99.1              Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on March 22, 2001



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             ENDO PHARMACEUTICALS HOLDINGS INC.
                                              (Registrant)


                             By: /S/ CAROL A. AMMON
                              -----------------------------------
                              Name:   Carol A. Ammon
                              Title:  President & Chief Executive Officer


Dated:  March 23, 2001



                             INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

99.1                Press release issued by Endo Pharmaceuticals Holdings Inc.
                    on March 22, 2001